MUNIYIELD
MICHIGAN
INSURED
FUND, INC.


[FUND LOGO]
STRATEGIC
         Performance


Annual Report
October 31, 1997



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Michigan Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Michigan
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                  16427 -- 10/97

[RECYCLE LOGO] Printed on post-consumer recycled paper



MuniYield Michigan Insured Fund, Inc.

TO OUR SHAREHOLDERS

For the year ended October 31, 1997, the Common Stock of MuniYield Michigan Insured Fund, Inc. earned $0.842 per share income dividends, which included earned and unpaid dividends of $0.071. This represents a net annualized yield of 5.43%, based on a month-end per share net asset value of $15.51. Over the same period, the total investment return on the Fund's Common Stock was +8.58%, based on a change in per share net asset value from $15.16 to $15.51, and assuming reinvestment of $0.845 per share income dividends.

For the six-month period ended October 31, 1997, the total investment return on the Fund's Common Stock was +7.16%, based on a change in per share net asset value from $14.90 to $15.51, and assuming reinvestment of $0.421 per share income dividends.

For the six-month period ended October 31, 1997, the Fund's Auction Market Preferred Stock had an average yield of 3.37%.

The Municipal Market Environment
Long-term interest rates generally declined during the six-month period ended October 31, 1997. The general financial environment has remained one of solid economic growth tempered by few or no inflationary pressures. While economic growth has been conducive to declining bond yields, it has remained strong enough to suggest that the Federal Reserve Board (FRB) might find it necessary to raise short-term interest rates. This would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. There were investor concerns that the FRB would be forced to raise interest rates prior to year-end, thus preventing an even more dramatic decline in interest rates. Long-term tax-exempt revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 50 basis points (0.50%) to end the six-month period ended October 31, 1997 at 5.60%.

Similarly, long-term US Treasury bond yields generally moved lower during most of the six-month period ended October 31, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, US Treasury bond yields declined 80 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 31, 1996 quarter. Issuance in Michigan has very closely mirrored national underwriting trends. During the six months ended October 31, 1997, more than $3.5 billion in long-term municipal bonds were issued by Michigan municipalities, an increase of 27% versus the comparable period a year ago. During the three months ended October 31, 1997, $1.8 billion in Michigan securities were issued, an increase of 35% as compared to the October 31, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large bond issuances have exerted.



In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline is likely to be generated in part by reduced US export growth. Additionally, some decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of October), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy
During the six months ended October 31, 1997, we largely maintained the defensive posture we had adopted earlier in the year. Our principal concern was that economic growth would remain strong enough to force the FRB to raise interest rates prior to year-end. We believed that as long as the potential for FRB action remained, it was more likely that interest rates would be raised rather than lowered. We believed that the Fund's core position of interest rate-sensitive securities would allow the Fund to remain competitive should economic growth weaken and interest rates fall.

However, the turmoil in the world's equity markets during October has removed almost all concerns regarding any additional action by the FRB in the near term. Additionally, it is likely that economic growth in the United States will be slower than expected as a result of the recent stock market correction. Consequently, we adopted a more neutral position until the full economic impact of the world equity markets' correction can be determined. Looking ahead, we expect to remain fully invested going into 1998 in order to seek to enhance yield for Common Stock shareholders.

Short-term tax-exempt interest rates have continued to trade in a relatively narrow range, mostly between 3.50% and 3.75%. During the period ended October 31, 1997, the leverage of the Preferred Stock was very favorable and significantly augmented the yield paid to the Common Stock shareholders. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of the leverage will decline and the yield on the Common Stock will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield Michigan Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/FRED K. STUEBE
Fred K. Stuebe
Vice President and Portfolio Manager

November 28, 1997



PROXY RESULTS

During the six-month period ended October 31, 1997, MuniYield Michigan Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 11, 1997. The description of each proposal and number of shares voted are as follows:

                                               Shares      Shares Withheld
                                              Voted For       From Voting

1. To elect the Fund's
   Board of Directors:  Edward H. Meyer      6,909,220         186,196
                        Jack B. Sunderland   6,922,525         172,891
                        J. Thomas Touchton   6,925,242         170,174
                        Arthur Zeikel        6,915,291         180,125

                                   Shares    Shares Voted   Shares Voted
                                  Voted For    Against         Abstain
2. To ratify the selection
   of Ernst & Young LLP as the
   Fund's independent auditors
   for the current fiscal year.   6,905,968      26,163         163,285


During the six-month period ended October 31, 1997, MuniYield Michigan Insured Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 11, 1997. The description of each proposal and number of shares voted are as follows:

                                               Shares      Shares Withheld
                                              Voted For      From Voting
1. To elect the Fund's
   Board of Directors:      Donald Cecil        1,859             17
                            M. Colyer Crum      1,859             17
                            Edward H. Meyer     1,859             17
                            Jack B. Sunderland  1,859             17
                            J. Thomas Touchton  1,859             17
                            Arthur Zeikel       1,859             17

                                     Shares   Shares Voted   Shares Voted
                                   Voted For   Against          Abstain

2. To ratify the selection
   of Ernst & Young llp as the
   Fund's independent auditors
   for the current fiscal year.      1,850         16              10



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional
$50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differen-tial between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




MuniYield Michigan Insured Fund, Inc.                                                                           October 31, 1997

SCHEDULE OF INVESTMENTS                                                                                            (in Thousands)

S&P      Moody's     Face                                                                                                Value
Ratings  Ratings    Amount                                      Issue                                                  (Note 1a)

Michigan - 98.4%

AAA       Aaa       $1,000   Bay City, Michigan, Electric Utility Revenue Bonds, 6.60% due 1/01/2001 (b)(f)              $1,089
AAA       Aaa        5,000   Bay City, Michigan, School District, UT, 6.50% due 5/01/2008 (b)                             5,484
AAA       Aaa        1,250   Chelsea, Michigan, School District, UT, 5.875% due 5/01/2025 (c)                             1,297
AAA       Aaa        2,000   Coldwater, Michigan, Community Schools, Refunding, 5.125% due 5/01/2023 (d)                  1,946
AAA       Aaa        1,600   Detroit, Michigan, City School District, UT, 7.10% due 5/01/2001 (d)(f)                      1,778
                             Detroit, Michigan, Sewage Disposal Revenue Bonds:
AAA       Aaa        7,200   6.625% due 7/01/2001 (c)(f)                                                                  7,916
AAA       Aaa        3,410   Series A, 5% due 7/01/2027 (d)                                                               3,253
                             Detroit, Michigan, Water Supply System Revenue Bonds, Series A (d):
AAA       Aaa        3,220   5% due 7/01/2021                                                                             3,082
AAA       Aaa        1,250   5% due 7/01/2027                                                                             1,192
AAA       Aaa        5,000   Detroit, Michigan, Water Supply System, Revenue Refunding Bonds, 6.25% due
                             7/01/2012 (c)                                                                                5,421
AAA       Aaa        1,000   Eastern Michigan University, GO, Revenue Refunding Bonds, 6.375% due 6/01/2014 (b)           1,080
AAA       Aaa        4,500   Grand Ledge, Michigan, Public Schools District, UT, 6.60% due  5/01/2004 (d)(f)              5,117
                             Grand Rapids, Michigan, Water Supply System, Revenue Refunding Bonds (c):
AAA       Aaa        3,000   6.25% due 1/01/2011                                                                          3,204
AAA       Aaa        3,490   6.50% due 1/01/2015                                                                          3,755
AAA       Aaa        5,000   Grand Traverse County, Michigan, Hospital Finance Authority, Hospital Revenue
                             Refunding Bonds (Munson Healthcare), Series A, 6.25% due 7/01/2022 (b)                       5,306
AAA       Aaa        1,000   Grandville, Michigan, Public Schools District, Refunding, UT, 6.60% due 5/01/2005 (c)(f)     1,142
AAA       Aaa        2,500   Greenville, Michigan, Public Schools Building, GO, UT, 5.75% due 5/01/2024 (d)               2,568
AAA       Aaa        1,100   Gull Lake, Michigan, Community School District, GO, UT, 6.80% due 5/01/2001 (c)(f)           1,212
AAA       Aaa        1,500   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility, Revenue Refunding
                             and Improvement Bonds (Bronson Methodist), 5.75% due 5/15/2016 (d)                           1,549
AAA       Aaa        2,000   Kent, Michigan, Hospital Finance Authority, Health Care Revenue Bonds (Butterworth
                             Health Systems), Series A, 5.625% due 1/15/2026 (d)                                          2,021
AAA       Aaa        2,000   Kent, Michigan, Hospital Finance Authority, Hospital Facility, Revenue Refunding Bonds
                             (Butterworth Hospital), Series A, 7.25% due 1/15/2013 (d)                                    2,451
AAA       Aaa        4,000   Lakeshore, Michigan, Public Schools District (Berrien County), UT, 5.70% due
                             5/01/2022 (d)                                                                                4,103
AAA       Aaa        1,000   Leslie, Michigan, Public Schools Building and Site Revenue Refunding Bonds
                             (Ingham and Jackson Counties), UT, 6% due 5/01/2015 (b)                                      1,058
AAA       Aaa        2,000   Lincoln Park, Michigan, School District, UT, 7% due 5/01/2006 (c)(f)                         2,361
                             Michigan Higher Education Student Loan Authority Revenue Bonds, VRDN, AMT (a)(b):
A1        VMIG1+       100   Series XII-D, 3.70% due 10/01/2015                                                             100
AAA       VMIG1+       400   Series XII-F, 3.70% due 10/01/2020                                                             400
                             Michigan Municipal Bond Authority Revenue Bonds, Series A:
AAA       Aaa        5,000   (Local Government Loan Program), 6.125% due 12/01/2018 (c)                                   5,357
AAA       Aaa        1,035   Refunding (Local Government Loan Program), 6.50% due 5/01/2012 (b)                           1,140
AAA       Aaa        1,870   Refunding (Local Government Loan Program), 6.50% due 11/01/2012 (d)                          2,060
AA+       Aa1        2,950   (State Revolving Fund), 6.55% due 10/01/2002 (f)                                             3,288
AA+       Aa1        2,000   (State Revolving Fund), 6.60% due 10/01/2002 (f)                                             2,233
AAA       Aaa        3,000   Michigan State Building Authority, Revenue Refunding Bonds, Series I, 6.25% due
                             10/01/2020 (d)                                                                               3,233
                             Michigan State Hospital Finance Authority Revenue Bonds (Mercy Health Services):
AAA       Aaa        2,500   Refunding, Series T, 6.50% due 8/15/2013 (d)                                                 2,766
AAA       Aaa        4,000   Series Q, 5.375% due 8/15/2026 (b)                                                           3,951
AAA       Aaa        1,100   Michigan State Hospital Finance Authority, Revenue Refunding Bonds (Sisters of Mercy
                             Health Corp.), Series M, 6.25% due 2/15/2022 (e)                                             1,164
                             Michigan State Strategic Fund, Limited Obligation Revenue Bonds:
A         A1         7,250   (Ford Motor Co. Project), AMT, Series A, 6.55% due 10/01/2022                                7,779
AAA       Aaa        2,500   Refunding (Detroit Edison Co. Project), Series CC, 6.95% due 9/01/2021 (c)                   2,738
A1+       P1         1,900   Refunding (Detroit Edison Co. Project), VRDN, Series CC, 4% due 9/01/2030 (a)                1,900
A-        A1         2,500   (Waste Management Inc. Project), AMT, 6.625% due 12/01/2012                                  2,696
NR*       P1           100   Michigan State Strategic Fund, PCR, Refunding (Consumers Power Project), VRDN,
                             Series A, 3.65% due 4/15/2018 (a)                                                              100
                             Monroe County, Michigan, Economic Development Corp., Limited Obligation, Revenue
                             Refunding Bonds (Detroit Edison Co. Project):
AAA       Aaa        7,500   Series AA, 6.95% due 9/01/2022 (c)                                                           9,234
NR*       P1           100   VRDN, Series CC, 3.75% due 10/01/2024 (a)                                                      100
                             Monroe County, Michigan, PCR (Detroit Edison Co. Project), AMT:
AAA       Aaa        2,500   (Monroe and Fermi Plants), Series 1, 7.65% due 9/01/2020 (c)                                 2,738
AAA       Aaa        4,500   Series CC, 6.55% due 6/01/2024 (d)                                                           4,895
AAA       Aaa        1,500   Series I-B, 6.55% due 9/01/2024 (d)                                                          1,636
AAA       Aaa        3,980   Northern Michigan University, Revenue Refunding Bonds, 5.125% due 12/01/2020 (d)             3,877
AAA       Aaa        1,000   Oakland University, Michigan, General Revenue Bonds, 5.75% due 5/15/2026 (d)                 1,030
AAA       Aaa        1,870   Redford, Michigan, Unified School District No. 001, UT, 5.90% due 5/01/2014 (c)              1,979
AAA       Aaa        5,925   Riverview, Michigan, Community School District Building, UT, 6.70% due
                             5/01/2002 (c)(f)                                                                             6,585
                             Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Bonds:
AA-       Aa3        2,620   Refunding (Beaumont Properties, Inc.), Series E, 6.625% due 1/01/2019                        2,830
AA        Aaa        1,000   (William Beaumont Hospital), Series D, 6.75% due 1/01/2001 (f)                               1,092
AAA       Aaa        7,000   Saint Clair County, Michigan, Economic Development Corp., PCR, Refunding (Detroit
                             Edison Co. Project), Series AA, 6.40% due 8/01/2024 (b)                                      7,808
A1+       VMIG1+       100   University of Michigan, University Hospital Revenue Refunding Bonds, VRDN, Series A,
                             3.65% due 12/01/2019 (a)                                                                       100
AAA       Aaa        1,625   Western Michigan University, General Revenue Refunding Bonds, 5.125% due
                             11/15/2022 (c)                                                                               1,579
AAA       Aaa        5,500   Wyandotte, Michigan, Electric Revenue Refunding Bonds, 6.25% due 10/01/2017 (d)              5,920
                                                                                                                   ------------
Total Investments (Cost -- $149,005) -- 98.4%                                                                           161,693

Other Assets Less Liabilities -- 1.6%                                                                                     2,699
                                                                                                                   ------------
Net Assets -- 100.0%                                                                                                   $164,392
                                                                                                                   ============
(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(b) AMBAC Insured.
(c) FGIC Insured.
(d) MBIA Insured.
(e) FSA Insured.
(f) Prerefunded.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Ernst & Young LLP.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT  Alternative Minimum Tax (subject to)
GO   General Obligation Bonds
PCR  Pollution Control Revenue Bonds
UT   Unlimited Tax
VRDN Variable Rate Demand Notes

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1997

Assets:                Investments, at value (identified cost -- $149,004,797) (Note 1a)                       $161,692,710
                       Cash                                                                                          43,407
                       Interest receivable                                                                        2,954,647
                       Prepaid expenses and other assets                                                              4,826
                                                                                                               ------------
                       Total assets                                                                             164,695,590
                                                                                                               ------------

Liabilities:           Payables:
                       Dividends to shareholders (Note 1f)                                          $151,944
                       Investment adviser (Note 2)                                                    74,038        225,982
                                                                                                ------------
                       Accrued expenses and other liabilities                                                        77,239
                                                                                                               ------------
                       Total liabilities                                                                            303,221
                                                                                                               ------------

Net Assets:            Net assets                                                                              $164,392,369
                                                                                                               ============

Capital:               Capital Stock (200,000,000 shares authorized) (Note 4):
                       Preferred Stock, par value $.05 per share (2,000 shares of AMPS*
                       issued and outstanding at $25,000 per share liquidation preference)                      $50,000,000
                       Common Stock, par value $.10 per share (7,374,470 shares issued
                       and outstanding)                                                             $737,447
                       Paid-in capital in excess of par                                          102,771,407
                       Undistributed investment income -- net                                      1,114,543
                       Accumulated realized capital losses on investments -- net                  (2,918,941)
                       Unrealized appreciation on investments -- net                              12,687,913
                                                                                                ------------
                       Total -- Equivalent to $15.51 net asset value per share of Common Stock
                       (market price -- $14.50)                                                                 114,392,369
                                                                                                               ------------
                       Total capital                                                                           $164,392,369
                                                                                                               ============

                     * Auction Market Preferred Stock.

                       See Notes to Financial Statements.





Statement of Operations

                                                                                                        For the Year Ended
                                                                                                          October 31, 1997

Investment Income      Interest and amortization of premium and discount earned                                 $9,320,424
(Note 1d):

Expenses:              Investment advisory fees (Note 2)                                           $816,973
                       Commission fees (Note 4)                                                     126,860
                       Professional fees                                                             82,531
                       Accounting services (Note 2)                                                  62,134
                       Transfer agent fees                                                           31,204
                       Directors' fees and expenses                                                  22,260
                       Printing and shareholder reports                                              20,480
                       Listing fees                                                                  16,170
                       Custodian fees                                                                 9,704
                       Amortization of organization expenses (Note 1e)                                7,736
                       Pricing fees                                                                   6,652
                       Other                                                                         12,690
                                                                                               ------------
                       Total expenses                                                                            1,215,394
                                                                                                              ------------
                       Investment income -- net                                                                  8,105,030
                                                                                                              ------------

Realized &             Realized gain on investments -- net                                                           5,299
Unrealized Gain on     Change in unrealized appreciation on investments -- net                                   2,374,425
Investments -- Net                                                                                            ------------
(Notes 1b, 1d & 3):    Net Increase in Net Assets Resulting from Operations                                    $10,484,754
                                                                                                              ============

                       See Notes to Financial Statements.





Statement of Changes in Net Assets
                                                                                              For the Year Ended October 31,
                                                                                                    1997          1996
Increase (Decrease) in Net Assets:

Operations:            Investment income -- net                                                  $8,105,030     $8,128,933
                       Realized gain (loss) on investments -- net                                     5,299       (668,623)
                       Change in unrealized appreciation on investments -- net                    2,374,425        920,658
                                                                                               ------------   ------------
                       Net increase in net assets resulting from operations                      10,484,754      8,380,968
                                                                                               ------------   ------------

Dividends to           Investment income -- net:
Shareholders           Common Stock                                                              (6,228,883)    (6,383,408)
(Note 1f):             Preferred Stock                                                           (1,697,060)    (1,764,240)
                                                                                               ------------   ------------
                       Net decrease in net assets resulting from dividends to shareholders       (7,925,943)    (8,147,648)
                                                                                               ------------   ------------

Net Assets:            Total increase in net assets                                               2,558,811        233,320
                       Beginning of year                                                        161,833,558    161,600,238
                                                                                               ------------   ------------
                       End of year*                                                            $164,392,369   $161,833,558
                                                                                               ============   ============
                     * Undistributed investment income -- net                                    $1,114,543       $935,456
                                                                                               ============   ============

                       See Notes to Financial Statements.





Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                               For the Year Ended October 31,
                                                                            1997       1996       1995       1994       1993
Increase (Decrease) in Net Asset Value:

Per Share             Net asset value, beginning of year                    $15.16     $15.13     $13.70     $16.55     $14.14
Operating                                                                 --------   --------   --------   --------   --------
Performance:          Investment income -- net                                1.09       1.11       1.13       1.13       1.13
                      Realized and unrealized gain (loss) on
                      investments -- net                                       .33        .03       1.71      (2.76)      2.47
                                                                          --------   --------   --------   --------   --------
                      Total from investment operations                        1.42       1.14       2.84      (1.63)      3.60
                                                                          --------   --------   --------   --------   --------
                      Less dividends and distributions to Common
                      Stock shareholders:
                      Investment income -- net                                (.84)      (.87)      (.86)      (.91)      (.86)
                      Realized gain on investments -- net                       --         --       (.26)      (.08)        --
                                                                          --------   --------   --------   --------   --------
                      Total dividends and distributions to Common
                      Stock shareholders                                      (.84)      (.87)     (1.12)      (.99)      (.86)
                                                                          --------   --------   --------   --------   --------
                      Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                      Investment income -- net                                (.23)      (.24)      (.23)      (.21)      (.19)
                      Realized gain on investments -- net                       --         --       (.06)      (.02)        --
                      Capital charge resulting from issuance of
                      Preferred Stock                                           --         --         --         --       (.14)
                                                                          --------   --------   --------   --------   --------
                      Total effect of Preferred Stock activity                (.23)      (.24)      (.29)      (.23)      (.33)
                                                                          --------   --------   --------   --------   --------
                      Net asset value, end of year                          $15.51     $15.16     $15.13     $13.70     $16.55
                                                                          ========   ========   ========   ========   ========
                      Market price per share, end of year                   $14.50     $14.25     $13.50    $11.875    $16.625
                                                                          ========   ========   ========   ========   ========

Total Investment      Based on market price per share                         8.00%     12.14%     23.73%   (23.52%)     17.03%
Return:*                                                                  ========   ========   ========   ========   ========
                      Based on net asset value per share                      8.58%      6.45%     20.20%   (11.36%)     23.59%
                                                                          ========   ========   ========   ========   ========

Ratios to Average     Expenses, net of reimbursement                           .74%       .75%       .78%       .78%       .61%
Net Assets:**                                                             ========   ========   ========   ========   ========
                      Expenses                                                 .74%       .75%       .78%       .78%       .70%
                                                                          ========   ========   ========   ========   ========
                      Investment income -- net                                4.96%      5.03%      5.44%      5.07%      5.24%
                                                                          ========   ========   ========   ========   ========

Supplemental          Net assets, net of Preferred Stock, end of year
Data:                 (in thousands)                                      $114,392   $111,834   $111,600   $101,047   $122,069
                                                                          ========   ========   ========   ========   ========
                      Preferred Stock outstanding, end of year
                      (in thousands)                                       $50,000    $50,000    $50,000    $50,000    $50,000
                                                                          ========   ========   ========   ========   ========
                      Portfolio turnover                                     16.68%     21.82%     41.11%     21.76%     12.73%
                                                                          ========   ========   ========   ========   ========

Leverage:             Asset coverage per $1,000                             $3,288     $3,237     $3,232     $3,021     $3,441
                                                                          ========   ========   ========   ========   ========

Dividends Per Share   Investment income -- net                                $849       $882       $836       $771       $695
On Preferred Stock                                                        ========   ========   ========   ========   ========
Outstanding:+


                   *  Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                   ** Do not reflect the effect of dividends to Preferred Stock shareholders.
                   +  Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on
                      December 1, 1994.

See Notes to Financial Statements.




MuniYield Michigan Insured Fund, Inc.                     October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton
Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $25,795,917 and $26,442,938, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

                               Realized
                                Gains         Unrealized
                               (Losses)          Gains

Long-term investments          $852,643       $12,687,913
Financial futures contracts    (847,344)               --
                            -----------       -----------
Total                            $5,299       $12,687,913
                            ===========       ===========

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $12,687,913, all of which related to appreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $149,004,797.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended October 31, 1997 and October 31, 1996 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1997 was 3.55%.

As of October 31, 1997, there were 2,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $94,562 as commissions.

5. Subsequent Event:
On November 6, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.070713 per share, payable on November 26, 1997 to shareholders of record as of November 17, 1997.



REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors, MuniYield Michigan Insured
Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital of MuniYield Michigan Insured Fund, Inc., including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Michigan Insured Fund, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

/S/ERNST & YOUNG LLP

Princeton, New Jersey
November 26, 1997


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Michigan Insured Fund, Inc. during its taxable year ended October 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.
Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MIY